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                          Reserve Institutional Trust
                             of Money-Market Funds

                                   Prospectus
                                 July 31, 2000

The Reserve Institutional Trust (the "Trust") is a registered investment company, which offers four no-load money-market funds:

                          -  Primary Institutional Fund,
                          -  U.S. Government Institutional Fund,
                          -  U.S. Treasury Institutional Fund, and
                          -  Interstate Tax-Exempt Institutional Fund
                          (each a "Fund", collectively "the Funds").

                                ---------------

  These securities have not been approved or disapproved by the Securities and
                              Exchange Commission
nor has the Commission passed upon the accuracy or adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                                ---------------
table of contents

about the funds
Investment Objective...........................................................2
Investment Strategies..........................................................2
Principal Risks of Investing in the Funds......................................5
Performance....................................................................6
Fees & Expenses of the Funds...................................................9
Fund Management...............................................................10

your account
How to buy shares.............................................................11
Selling shares................................................................12

account services..............................................................14

dividends & taxes.............................................................15

financial highlights..........................................................16

questions?
Shareholders should direct their inquiries to the Firm from which they received this Prospectus or to The Reserve Funds.

The Reserve Funds
1250 Broadway - 32nd floor
New York, NY 10001-3701
800-637-1700
212-401-5940 (fascimile)
Customerservice@reservefunds.com
                                   or visit our web site at www.reservefunds.com

IT PAYS TO KEEP MONEY IN RESERVE-TM-

about the funds

The Funds are designed for institutional investors as a convenient alternative to the direct investment of temporary cash balances in short-term money-market accounts or instruments. The Funds seek to employ idle cash at yields competitive with yields of other comparable short-term investments, and to reduce or eliminate the mechanical problems of direct investment, such as scheduling maturities and reinvestment, as well as, evaluating the credit of issuers, investing in round lots, and safeguarding receipt and delivery of securities.

Investment Objective
The investment objective of the Primary, U.S. Government and U.S. Treasury Institutional Funds is to seek as high a level of current income as is consistent with preservation of capital and liquidity. The investment objective of the Interstate Tax-Exempt Institutional Fund is to seek as high a level of short-term interest income exempt from federal income taxes, as is consistent with preservation of capital and liquidity. However, achievement of these objectives cannot be assured.

Investment Strategies
The Funds seek to maintain a stable $1.00 share price. The portfolio managers monitor a range of economic and financial factors. Based on their analysis, the Funds are invested in a mix of U.S. dollar denominated money-market securities, that are intended to provide as high a yield as possible without violating the Fund's credit quality policies or jeopardizing the stability of its share price.

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                                                                 about the funds

Primary Institutional Fund. The Primary Institutional Fund seeks to attain its objective by investing in instruments issued by the U.S. government, its agencies and instrumentalities ("U.S. government securities"), deposit-type obligations, such as negotiable certificates of deposit and time deposits, bankers' acceptances and letters of credit of domestic and foreign banks, savings and loan associations and savings banks, high-quality domestic and foreign commercial paper as determined by nationally recognized statistical rating organizations non-rated instruments of comparable quality as determined by the Board of Trustees ("Trustees"), other short-term instruments of similar quality, and instruments fully collateralized by such obligations.

    The Primary Institutional Fund will principally invest in obligations of U.S. banking institutions that are insured by the Federal Deposit Insurance Corporation and deposit-type obligations of foreign branches of both U.S. banks and foreign banks (Eurodollars) located in Australia, Canada, Western Europe and Japan and which, at the time of investment, have more than $25 billion (or the equivalent in other currencies) in total assets.

U.S. Government Institutional Fund. The U.S. Government Institutional Fund seeks to attain its objective by investing exclusively in securities backed by the full faith and credit of the U.S. government, such as U.S. Treasury securities, obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, and repurchase agreements supported by such investments.

U.S. Treasury Institutional Fund. The U.S. Treasury Institutional Fund seeks to attain its objective by investing exclusively in securities backed by the full faith and credit of the U.S government which provide interest income exempt in most states from state and local personal income taxes. Typically, the Fund's assets will be invested in U.S. Treasury securities.

    The "full faith and credit" backing is considered the strongest backing offered by the U.S. government and to be the highest degree of safety with respect to the payment of principal and interest.

Interstate Tax-Exempt Institutional Fund. The Interstate Tax-Exempt Institutional Fund's investment objective is to seek as high a level of short-term interest income exempt from federal income taxes as is consistent with preservation of capital and liquidity.

    The Interstate Tax-Exempt Institutional Fund's principal investment strategies include investing primarily in high-quality, tax-exempt obligations issued by states, counties, municipalities, authorities or other political subdivisions. These securities are generally referred to as "municipal obligations". The Fund intends to invest at least 80% of the value of the Fund's net assets in municipal obligations which are exempt from federal income tax, unless it has adopted a temporary defensive position. Interest received on certain otherwise tax-exempt securities ("private activity bonds") may be subject to a federal Alternative Minimum Tax ("AMT"). It is the position of the SEC that in order for a fund to call itself "tax-free", not more than 20% of its net assets may be invested in municipal securities subject to the AMT or at least 80% of its income will be tax-exempt. Income received on such securities is classified as a "tax preference item," which could subject certain shareholders of the Fund to the AMT; however, the Funds avoid buying AMT paper.

    The interest on securities generally known as municipal obligations is exempt from federal income tax in the opinion of either bond counsel for the issuers or, in some instances, the issuer itself. These securities may be issued to raise money for various public purposes such as constructing public facilities, while others are issued to obtain funding for privately operated facilities. General obligation bonds and notes are backed by the taxing power of the issuer. Revenue bonds and notes are backed by the revenues of a project or facility such as tolls from a toll road or, in some cases, from the proceeds of a special excise tax,

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about the funds
but not by the general taxing power. Industrial development revenue bonds and notes are a specific type of revenue bond or note backed by the credit of a private issuer. Municipal obligations bear fixed, variable or floating rates of interest.

    The Fund will purchase tax-exempt securities which are rated MIG1 or MIG2 by Moody's Investor Services, Inc., SP-1 or SP-2 by Standard & Poor's Corporation or the equivalent. Municipal obligations which are not rated may also be purchased provided the Adviser determines them to be of comparable quality pursuant to guidelines established by the Trustees.

    The Interstate Tax-Exempt Institutional Fund may purchase floating and variable rate demand bonds, which are municipal obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding one year, usually upon not more than seven (7) days' notice. The Fund will not invest more than 10% of the value of its assets in floating or variable rate demand bonds for which there is no secondary market if the demand feature on such municipal obligations requires more than seven (7) days' notice.

    The Funds may invest in repurchase agreements ("repos") but will limit them to those banks and securities dealers who are deemed creditworthy pursuant to the guidelines adopted by the Trustees. The U.S. Government and U.S. Treasury Institutional Funds will further limit their investment in repos to those whose underlying obligations are backed by the full faith and credit of the United States, and, in the case of the U.S. Treasury Institutional Fund, repos will not exceed 5% of its total assets except for temporary or emergency purposes. Securities subject to repos will be placed in a segregated account and will be monitored to ensure that the market value of the securities plus any accrued interest will at least equal the repurchase price.

    The Funds will not concentrate more than 25% of its total assets in the securities of issuers in a single industry, except that the Primary Institutional Fund may invest more than 25% of its assets in bank obligations.

    The Funds will at all times as is practicable be invested in accordance with the investment objective and strategies outlined above. However, from time to time, a Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. If a Fund adopts a temporary defensive position, the Fund might not be able to attain its objective.

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                                                                 about the funds

Principal Risks of Investing in the Funds.
The following factors could reduce a Fund's income level and/or share price:

- Interest rates could rise sharply causing the value of the Funds' securities and share price to drop. Most of the Funds' performance depends on interest rates. When interest rates fall, the Funds' yields will typically fall as well.

- A Fund is not FDIC-insured. The Funds are money-market funds which are a specific type of fund that seeks to maintain a $1.00 price per share. An investment in a Fund is not insured or guaranteed by the U.S. government, Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund. However, each Fund has maintained a constant share price since inception, and will strive to continue to do so.

- Each Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

- Certain portfolio holdings. The risks that the Funds are subject to include those risks associated with the market in general, as well as the types of securities held. Repos could involve risks in the event of a default of the repo counterparty, including possible delays, losses or restrictions upon a Fund's ability to dispose of the underlying securities. As to the Primary Institutional Fund, the risks are generally associated with investing in the banking industry, such as interest rate risk, credit risk and regulatory developments. Further, Euro and Yankee dollar investments involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions which might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks. Adverse political, regulatory, market or economic developments in foreign countries can affect entities located in those countries. As to the Interstate Tax-Exempt Institutional Fund, the risks are related to municipal obligations which are volatile because unfavorable political or economic conditions and/or changes in municipal market-related legislation or litigation within a specific state can significantly affect the financial condition and credit quality of issuers of municipal securities. Further, as to the Interstate Tax-Exempt Institutional Fund, investments that secured by letters of credit or guarantees of banks are subject to the same risks generally associated with investing in the banking industry, such as interest rate risk, credit risk and regulatory developments.

- Credit Quality. Overall, a decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money-market security to decrease.

- Non-diversification. The Funds are non-diversified; therefore, performance is more dependent upon of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the Fund more than it would in a diversified portfolio.

- Money-market funds v. equity investments. Because of the low level of risk, over time, a money-market fund may produce lower returns than bond or stock investments, which entail higher levels of risk.

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about the funds

Performance
The bar chart below shows the Funds' annual returns for the full calendar years since inception, together with the best and worst quarters. The tables assume reinvestment of dividends and distributions, if any. The annual returns of the other classes are substantially similar because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. The accompanying "Average Annual Total Return as of December 31, 1999" table gives some indication of risk of an investment in the Funds. As with all mutual funds, the past is not a prediction of the future.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Total Return for Primary Institutional Fund-Class B

97   5.02%
98   5.33%
99   4.96%

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
QUARTERLY RETURNS:
Best Quarter:4Q 1997 1.36%
Worst Quarter:2Q 1999 1.11%
Most Recent Calendar Quarter:2Q 2000 1.48%

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1999
                                                          SINCE
1 YEAR                                                INCEPTION
4.96%                                                     5.20%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Total Return for U.S. Government Institutional Fund-Class B

98   5.14%
99   4.73%

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
QUARTERLY RETURNS:
Best Quarter:3Q 1998 1.31%
Worst Quarter:1Q 1999 1.08%
Most Recent Calendar Quarter:2Q 2000 1.43%

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1999
                                                          SINCE
1 YEAR                                                INCEPTION
4.73%                                                     4.97%

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                                                                 about the funds

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Total Return for Interstate Tax-Exempt Institutional Fund-Class A

99   3.18%

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
QUARTERLY RETURNS:
Best Quarter:4Q 1999 0.87%
Worst Quarter:1Q 1999 0.67%
Most Recent Calendar Quarter:2Q 2000 1.02%

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1999
                                                          SINCE
1 YEAR                                                INCEPTION
3.18%                                                     3.20%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Total Return for U.S. Treasury Institutional Fund-Treasurer's Trust

99   4.59%

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
QUARTERLY RETURNS:
Best Quarter:4Q 1999 1.20%
Worst Quarter:1Q 1999 1.04%
Most Recent Calendar Quarter:2Q 2000 1.41%

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1999
                                                          SINCE
1 YEAR                                                INCEPTION
4.59%                                                     4.43%

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about the funds

              Average Annual Total Returns as of December 31, 1999

                                                                              Since
                                                                 1 Year     Inception
                                                                --------    ---------
Primary Institutional Fund--Class A.........................      5.18%        5.39%
Primary Institutional Fund--Treasurer's Trust...............      4.80         5.01
Primary Institutional Fund--Class C.........................      3.17(1)      4.70*
U.S. Government Institutional Fund--Class A.................      4.95         4.93
U.S. Government Institutional Fund--Treasurer's Trust.......      4.57         4.68
Interstate Tax-Exempt Institutional Fund--Treasurer's
  Trust.....................................................      2.81         2.92

------------

                  (1)   For the period 4/30/99 to 12/31/99
                    *   Annualized

            For the Funds' current yields, call toll-free (800) 637-1700 or visit our web site at www.reservefunds.com.

                                                                 about the funds

Fees & Expenses of the Funds
This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

Fee table
Shareholder fees*                        None
(Fees paid directly from your investment)

Annual Fund Operating Expenses for all Funds
(Expenses that are deducted from Fund assets)

                         Class      Class     Treasurer's    Class      Class
                           A          B          Trust        C**        D**
                        --------   --------   -----------   --------   --------
Comprehensive
  Management Fee          0.25%      0.25%       0.25%        0.25%      0.25%
Distribution (12b-1)
  Fees                    0.00       0.00        0.00         0.25       0.50
Other Operating
  Expenses***             0.00       0.20        0.35         0.25       0.25
                          ----       ----        ----         ----       ----
Total Annual Fund
  Operating Expenses      0.25%      0.45%       0.60%        0.75%      1.00%
                          ====       ====        ====         ====       ====

---------------

                  (*)   The Funds will without prior notice
                        impose a "Small Balance fee" (currently
                        $5) or remit the proceeds on those
                        accounts with no activity (i.e., other
                        than dividends and distributions) and a
                        monthly average account balance of less
                        than $1,000 for the past 12 consecutive
                        months for Class D and less than
                        $100,000 for the past 12 consecutive
                        months for Class A, Class B and
                        Class C, respectively. A shareholder
                        will be charged $100 for redemption
                        checks for less than $100,000, except
                        for Class D shareholders who will be
                        charged $2.00 for redemption checks of
                        less than $100. A shareholder will be
                        charged $100 for wires of less than
                        $100,000, except for Class D
                        shareholders who will be charged $10 for wires less than $10,000. Shareholders of the Treasurer's Trust shares will not be charged any fees on redemptions by telephone or wire.
                 (**)   Class C and D had not commenced
                        operations as of May 31, 2000, with the
                        exception of the Primary Institutional
                        Fund-Class C.
                (***)   Other Operating Expenses" include
                        shareholder services fees and are based
                        on an estimated amount for the current
                        fiscal year. Pursuant to the Shareholder
                        Service plan, the Funds shall daily
                        accrue and pay RMCI a shareholder
                        service fee not to exceed 0.25% of the
                        average daily net assets of each Fund.
                        Shareholders of Class B, Treasurer's
                        Trust, C and D pay Firms a service fee
                        at an annual rate up to 0.20%, 0.35%,
                        0.25% and 0.25%, respectively of the
                        average daily NAV for which the Firm
                        provides personal service, including
                        maintaining shareholder accounts,
                        responding to inquiries, providing
                        information about investments and
                        providing certain other services.
                        Class A shares do not participate in
                        the Service Plan. It is expected that
                        the Treasurer's Trust shareholder
                        accounts will require sub-accounting and other services which are unique to the Treasurer's Trust shares.

Example:
This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example should not be considered indicative of future investment returns and operating expenses which may be more or less than those shown. This example is based on the annual fund operating expenses described in the table.

    This example uses the same assumptions other funds use in their prospectuses. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

                        1 Year    3 Years    5 Years    10 Years
                       --------   --------   --------   --------
Class A                  $ 26       $ 80       $141      $  318
Class B                    46        144        252         567
Treasurer's Trust          61        192        335         750
Class C                    77        240        417         930
Class D                   102        318        552        1225

about the funds

Fund Management
The Investment Adviser for The Reserve Funds is Reserve Management
Company, Inc. ("RMCI"), 1250 Broadway, New York, NY 10001. Since November 15, 1971, RMCI and its affiliates have provided investment advice to other mutual funds within the Reserve family of funds which as of May 31, 2000, had approximately $7 billion in assets under management.

    RMCI manages the investment portfolios of the Funds, subject to policies adopted by the Trustees. The funds pay RMCI a comprehensive management fee of 0.25% per year of the average daily net assets of each Fund. RMCI pays all administration and customary operating expenses of the Fund. Excluded from the definition of customary operating expenses are interest, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, and the fees of the disinterested Trustees, for which each Fund pays its direct or allocated share. For the fiscal year ended May 31, 2000, the Primary, U.S. Government, U.S. Treasury and Interstate Tax-Exempt Institutional Funds paid RMCI $1,073,925, $99,516, $0 and $117,444, respectively. These amount are net of waivers of $76,870 and $20,653 for the U.S. Treasury and Interstate Tax-Exempt Institutional Funds, respectively.

The Funds' distributor is Resrv Partners, Inc. ("Resrv"), 1250 Broadway, New York, NY 10001-3701.

    The Funds have adopted a Rule 12b-1 plan which allows the Funds to pay distribution fees for the sale and distribution of its shares. The maximum level of distribution expenses is 0.25% and 0.50% per year of each Fund's average net assets for Class C & D, respectively. As these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                                                    your account

How To Buy Shares.
Share Price: Net Asset Value. Investors pay no sales charges to invest in the Funds. The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is called the Fund's net asset value ("NAV") per share. Each Fund uses the amortized cost method of valuing its securities which does not take into account unrealized gains or losses. This is a standard calculation. The NAV is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 PM Eastern time). However, NAV is not calculated and purchase orders are not accepted on days the Exchange is closed for holidays (New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) or on regional bank holidays (Columbus Day and Veteran's Day). Your order will be priced at the next NAV calculated after your order is accepted (i.e., converted to federal funds) by the Funds.

Minimum Initial Investment

                              Regular Accounts      -       $10 million for Class A, $5 million for Class B,
                                                            None for Treasurer's Trust,$1 million for Class C,
                                                            and $250,000 for Class D shares. There is no minimum
                                                            subsequent investment for any of the classes.
                              All IRA accounts      -       $1,000 with $250 minimum subsequent investment.
                         (Treasurer's Trust and Class D shareholders only)

How to Purchase

                    - By wire. Shares of the Funds may only be purchased by
                      wire. Prior to calling your bank, call The Reserve Funds at 800-637-1700 for specific instructions or the Firm from which you received this Prospectus.

                    - Third party investments. Investments made through a third party (rather than directly with Reserve) such as a financial services agent may be subject to policies and fees different than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Investors should consult a representative of the plan or financial institution if in doubt.

                    - Automatic Asset Builder. (Treasurer's Trust and Class D
                      shareholders only). You may purchase shares of a Fund ($25 suggested minimum) from a checking, NOW, or bank money-market deposit account or from a U.S. government distribution ($25 suggested minimum) such as social security, federal salary, or certain veterans' benefits, or other payment from the federal government. You may also purchase shares automatically by arranging to have your payroll deposited directly into your Reserve account. Please call the Funds at 800-637-1700 for an application.

ALL INVESTMENTS MUST BE IN U.S. DOLLARS. CASH INVESTMENTS WILL NOT BE ACCEPTED. PURCHASE ORDERS ARE NOT ACCEPTED ON DAYS THE EXCHANGE IS CLOSED FOR TRADING AND
                            REGIONAL BANK HOLIDAYS.

your account

When purchasing shares, please keep in mind:
    - All wires which do not correctly identify the account to be credited may be returned or delay the purchase of shares. If you do not specify the account number and the Fund you wish to invest in, all money will be invested in the U.S. Government Fund under the sender's name until the correct information can be determined.
    - Only federal funds wires are eligible for entry as of the business day received.
    - For federal funds wires to be eligible for same-day order entry, the Funds must be notified before 3:00 PM (Eastern time, 11:00 AM for the U.S. Treasury and Interstate Tax-Exempt Institutional Funds) of the amount to be transmitted and the account to be credited.
    - Payment by check not immediately convertible into federal funds will be entered as of the business day when covering federal funds are received or bank checks are converted into federal funds. Checks delivered to the Fund's offices after 3:00PM (Eastern time, 11:00 AM for the U.S. Treasury and Interstate Tax-Exempt Institutional Funds) will be considered received the next business day.
    - Investors will be charged a fee (currently $15) for any check that does not clear and will be responsible for any losses suffered by the Funds as a result.

Selling Shares. Investors may sell (redeem) shares at any time. Shares will be sold at the NAV next determined after the redemption request is received by the Fund. Each Fund usually transmits payments the same day when requests are received after 3:00 PM (Eastern time, 11:00 AM for the U.S. Treasury and Interstate Tax-Exempt Institutional Funds) and the next business day for requests received after the time specified to enable shareholders to receive additional dividends. Shares do not earn dividends on the day a redemption is effected, regardless of the time the order is received. Orders will be processed promptly and investors will generally receive the proceeds within a week after receiving your request. You may sell shares by calling the Funds or with a letter of instruction. A shareholder will be charged $100 for redemption checks for less than $100,000, except for Class D shareholders who will be charged $2.00 for redemption checks of less than $100. A shareholder will be charged $100 for wires of less than $100,000, except for Class D shareholders who will be charged $10 for wires less than $10,000. Shareholders of the Treasurer's Trust shares will not be charged any fees on redemptions by telephone or wire. The Funds assume no responsibility for delays in the receipt of wired or mailed funds.

Telephone requests. You may redeem by calling the Funds at 800-637-1700. Unless you decline telephone privileges on your application and the Funds fail to take reasonable measures to verify the request, the Funds will not be liable for any unauthorized telephone redemption, or for any loss, cost or expense for acting upon an investor's telephone instructions. Telephone redemptions will be sent to the bank or brokerage account designated by the shareholder on the application or in a letter with the signature guaranteed. To change the designated brokerage or bank account, it is necessary to contact the Firm through which shares of the Fund were purchased or, if purchased directly from the Funds, it is necessary to send a written request to the Funds with signature(s) guaranteed. The Fund reserves the right to refuse a telephone redemption if it reasonably believes that the instructions are not genuine and/or it is advisable to do so.

Written requests. When writing a letter of instruction, please include the name(s) and signature(s) of all account holders (signature(s) guaranteed, if necessary), account number, Fund name, the dollar amount you want to redeem, and how and where to send the proceeds. If you are redeeming your IRA, please call for the applicable withholding requirements.

                                                                    your account

Signature guaranteed. The following situations require written instructions along with signatures guaranteed.

    (1) redemptions for more than $5,000, if redemption proceeds are not being sent to the shareholder's designated bank or brokerage account; or
    (2) redemptions on accounts whose address has been changed within the past 30 days; or
    (3) redemption requests to be sent to someone other than the account owner or the address of record.

    Signature guarantees are designed to protect both you and the Funds from fraud by reducing the risk of loss. Signature guarantees can be obtained from most banks, credit unions or savings associations, or from broker/ dealers, national securities exchanges or clearing agencies deemed eligible by the Securities and Exchange Commission. Notaries public cannot provide signature guarantees.

Small Balances. Because of the expense of maintaining accounts with small balances, the Funds will without priornotice either levy a monthly charge (currently $5 for Class D and $100 for Class A, B and C) or redeem the account and remit the proceeds on those accounts with no activity (i.e., other than distributions and dividends) and with a monthly average account balance of less than $1,000 for the past 12 consecutive months for Class D and less than $100,000 for the past 12 consecutive months for Class A, Class B and Class C. Some Firms may establish variations of minimum balances and fee amounts if those variations are approved by the Funds.

The Funds reserve certain rights.
The Funds reserve the right to make a "redemption in kind", (payment in portfolio securities rather than cash), without notice, if the amount the investor is redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the Fund's assets). Further, each Fund reserves the right to:
    -  refuse any purchase or exchange request,
    -  change or discontinue its exchange privilege,
    -  change its minimum investment amounts,
    - to liquidate an account without notice and remit the proceeds, if an account becomes burdensome within the Funds' discretion,
    - delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions); and
    - to charge shareholder accounts for specific costs incurred in processing unusual transactions. Such transactions include, but are not limited to, stop payment requests, copies of Fund redemption checks or shareholder checks, copies of statements and special research services.

Redemptions Through Brokers and Financial Institutions. Redemptions through brokers and financial institutions may involve such Firms' own redemption minimums, services fees, and other redemption requirements.

Account Statements. Shareholders are advised to retain all account statements. You must notify us no later than sixty (60) days after Reserve sent you the statement on which a problem or error first appeared.

Shareholder Communications. The Funds will not send duplicate shareholder communications, such as the Prospectus and Annual Report, to related accounts at a common address, unless instructed to the contrary by you.

account services

Checking, VISA and ATM Access. (Treasurer's Trust and Class D shareholders only). You may redeem shares of the Fund by using your Reserve checks and VISA Check Card. Once you complete an application or a signature card (for existing accounts) and certain other documentation, you can write checks in any amount against your account. A check will be returned (bounced) and a fee charged if you request a stop payment; the check is postdated; contains an irregularity in the signature, amount or otherwise; signature or payee is missing;or, is written against accounts with insufficient or uncollected funds. Please do not use your checks to close your account. Checking may not be available to clients of some Firms and some Firms may establish their own minimum check amount. Shareholders may use their VISA Check Card at ATM's to receive cash; shareholders will not be charged by The Reserve Funds to use an ATM, but may be charged a surcharge by the ATM owner.

Exchange Privilege. Investors can exchange all or some of the shares offered for shares in other Reserve money market and equity funds. Investors can request an exchange in writing or by telephone. Be sure to read the current prospectus for any fund into which you are exchanging. Any new account established through an exchange will have the same privileges as an original account (provided they are available). There is currently no fee for exchanges.

Individual Retirement Accounts. (Treasurer's Trust and Class D shareholders only). Investors may use the Funds as an investment for Individual Retirement Accounts ("IRAs"). Information regarding administration fees and other details is available from the Funds at 800-637-1700.

Reserve Easy Access and On-Line Access. Easy Access is The Reserve Funds' 24-hour toll-free telephone service that lets shareholders use a touch-tone phone for a variety of options, which include obtaining yields, account balances, check reorders. To use it, call 800-637-1700 and follow the instructions. Clients may also access full account activity through On-line Access for the previous six months on the Internet at www.reservefunds.com. You must call The Reserve Funds to activate the Internet access.

                                                               dividends & taxes

An investment in any mutual fund generally involves tax considerations. The following discussion is intended as general information for U.S. citizens and residents only. Because everyone's tax situation is unique, you should consult your own tax advisor(s) with regard to the tax consequences of the purchase, ownership or disposition of Fund shares. Any tax liabilities generated by your transactions are your responsibility. Further, the applicable tax laws which affect the Funds and their shareholders are subject to change and may be retroactive.

The Funds intend to maintain their regulated investment company status for federal income tax purposes, so that they will not be liable for federal income taxes to the extent their taxable income and net capital gains are distributed. However, it is possible that events could occur which could cause the Fund to incur some U.S. taxes. Dividends and distributions are taxable to most shareholders as ordinary income (unless an investment is in an IRA or other tax-advantaged account) in the tax year they are declared. The tax status of any distribution is the same regardless of how long an investor has been in the fund and whether distributions are reinvested or taken in cash. The tax status of dividends and distributions will be detailed in an annual tax statement from the Funds.

Each Fund declares dividends each day the Exchange is open. Dividends are distributed daily as additional shares to shareholder accounts except for shareholders who elect in writing to receive cash dividends, in which case monthly dividend checks are sent to the shareholder. Any net capital gains realized will be distributed once a year. All dividends and capital gains distributions, if any, are paid in the form of additional shares credited to an investor's account at NAV unless the shareholder has requested otherwise on the Account Application or in writing to the Funds.

The U.S. Treasury Institutional Fund intends to invest only in U.S. Treasury securities and obligations of those agencies and instrumentalities of the U.S. government that provide interest income exempt in most states from state and local personal income taxes, except to the extent uninvested cash is invested in repurchase agreements. Some states have minimum investment requirements that must be met by the U.S. Treasury Institutional Fund. Distributions attributable to net capital gains, if any, are generally subject to state and local taxes. It is possible that a state or local taxing authority may in the future seek to tax an investor on a portion of the interest income of an obligation held by the U.S. Treasury Institutional Fund.

As to the Interstate Tax-Exempt Institutional Fund, dividends derived from the interest earned on municipal obligations and designated by the Fund as "exempt-interest dividends" are not subject to federal income taxes. Any distributions of net short-term capital gains and taxable interest income, if any, are taxable as ordinary income. Any distributions of net realized long-term capital gains earned by the Fund are taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been owned by the shareholder.

Backup Withholding. As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to certain shareholders who fail to provide the Fund with their correct taxpayer identification number ("TIN") or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. However, special rules apply for certain accounts. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. Shareholders should be aware that the Fund may be fined $50 annually by the IRS for each account for which a certified TIN is not provided or is incorrect. In the event that such a fine is imposed with respect to an account in any year, a corresponding charge will be made against the account.

financial highlights

     Contained below is per share operating performance data for a share of beneficial interest outstanding of each Fund for the periods as indicated. "Total Return" shows how much an investment in a series would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions, if any. These figures have been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants, whose report, along with each Funds' financial statements, is included in the Trust's Annual Report, which is available upon request by calling 800-637-1700.

Primary Institutional Fund

                                    Class A                                   Class B
                         ------------------------------      -----------------------------------------
                                  Fiscal Year                               Fiscal Year
                                 Ended May 31,                             Ended May 31,
                         ------------------------------      -----------------------------------------
                           2000       1999     1998(a)         2000       1999       1998     1997(b)
                         --------   --------   --------      --------   --------   --------   --------
Net asset value,
  beginning of
  period...............  $1.0000    $1.0000    $1.0000       $1.0000    $1.0000    $1.0000    $1.0000
                         -------    -------    -------       -------    -------    -------    -------
Net investment income
  from investment
  operations...........    .0572      .0509      .0332         .0549      .0488      .0529      .0179
Less dividends from net
  investment income....   (.0572)    (.0509)    (.0332)       (.0549)    (.0488)    (.0529)    (.0179)
                         -------    -------    -------       -------    -------    -------    -------
Net asset value, end of
  period...............  $1.0000    $1.0000    $1.0000       $1.0000    $1.0000    $1.0000    $1.0000
                         =======    =======    =======       =======    =======    =======    =======
Total Return...........    5.72%      5.09%      5.49%(d)      5.49%      4.88%      5.29%      4.95%(d)
Ratios/Supplemental
  Data
Net assets end of
  period (millions)....  $ 305.6    $  75.8    $   4.4       $   9.2    $   4.2    $  10.4    $   2.0
Ratio of expenses to
  average net assets...     .25%       .25%       .25%(d)       .48%       .45%       .45%       .50%(d)(e)
Ratio of net investment
  income to average net
  assets...............    5.69%      4.79%      5.35%(d)      5.29%      4.79%      5.16%      4.81%(d)(e)

                               Treasurer's Trust                   Class C
                         ------------------------------      -------------------
                                  Fiscal Year                    Fiscal Year
                                 Ended May 31,                  Ended May 31,
                         ------------------------------      -------------------
                           2000       1999     1998(c)         2000     1999(f)
                         --------   --------   --------      --------   --------
Net asset value,
  beginning of
  period...............  $1.0000    $1.0000    $1.0000       $1.0000    $1.0000
                         -------    -------    -------       -------    -------
Net investment income
  from investment
  operations...........    .0532      .0470      .0322         .0516      .0036
Less dividends from net
  investment income....   (.0532)    (.0470)    (.0322)       (.0516)    (.0036)
                         -------    -------    -------       -------    -------
Net asset value, end of
  period...............  $1.0000    $1.0000    $1.0000       $1.0000    $1.0000
                         =======    =======    =======       =======    =======
Total Return...........    5.32%      4.70%      5.13%(d)      5.16%      4.11%
Ratios/Supplemental
  Data
Net assets end of
  period (millions)....  $  62.4    $ 154.1    $ 171.7       $  64.0    $  58.4
Ratio of expenses to
  average net assets...     .60%       .60%       .60%(d)       .75%       .75%(d)
Ratio of net investment
  income to average net
  assets...............    4.99%      4.59%      5.00%(d)      4.91%      4.12%(d)

--------------------------

(a)  From October 23, 1997 (Commencement of Operations) to May 31, 1998.
(b)  From January 21, 1997 (Commencement of Operations) to May 31, 1997.
(c)  From October 15, 1997 (Commencement of Operations) to May 31, 1998.
(d)  Annualized.
(e) Due to the voluntary waiver of certain expenses by RMCI, the net expense ratio and net investment income amounted to .48% and 4.83%, respectively, for the period ended May 31, 1997.
(f)  From April 30, 1999 (Commencement of Operations) to May 31, 1999.

                                                            financial highlights

U.S. Government Institutional Fund

                                    Class A                         Class B                           Treasurer's Trust
                             ----------------------   ------------------------------------   ------------------------------------
                             Fiscal Year    Period    Fiscal Year   Fiscal Year    Period    Fiscal Year   Fiscal Year    Period
                                Ended       Ended        Ended         Ended       Ended        Ended         Ended       Ended
                               May 31,     May 31,      May 31,       May 31,     May 31,      May 31,       May 31,     May 31,
                                2000       1999(a)       2000          1999       1998(b)       2000          1999       1998(c)
                             -----------   --------   -----------   -----------   --------   -----------   -----------   --------
Net asset value, beginning
  of period................    $1.0000     $1.0000      $1.0000       $1.0000     $1.0000      $1.0000       $1.0000     $1.0000
                               -------     -------      -------       -------     -------      -------       -------     -------
Net investment income from
  investment operations....      .0542       .0228        .0520         .0471       .0364        .0503         .0455       .0036
Less dividends from net
  investment income........     (.0542)     (.0228)      (.0520)       (.0471)     (.0364)      (.0503)       (.0455)     (.0036)
                               -------     -------      -------       -------     -------      -------       -------     -------
Net asset value, end of
  period...................    $1.0000     $1.0000      $1.0000       $1.0000     $1.0000      $1.0000       $1.0000     $1.0000
                               =======     =======      =======       =======     =======      =======       =======     =======
Total Return...............      5.42%       4.60%(d)     5.20%         4.71%       5.13%        5.03%         4.55%       4.85%(d)
Ratios/Supplemental Data
Net assets end of period
  (millions)...............    $  11.5     $  36.5      $   6.8       $   6.4     $   5.8      $   8.7       $   4.9     $   3.3
Ratio of expenses to
  average net assets.......       .25%        .25%(d)      .45%          .45%        .45%(d)      .60%          .60%        .60%(d)
Ratio of net investment
  income to average net
  assets...................      5.08%       4.55%(d)     4.94%         4.70%       5.00%(d)     4.80%         4.42%       4.73%(d)

--------------------------

(a)  From December 2, 1998 (Commencement of Operations) to May 31, 1999.
(b)  From September 15, 1997 (Commencement of Operations) to May 31, 1998.
(c)  From May 5, 1998 (Commencement of Operations) to May 31, 1998.
(d)  Annualized.

U.S. Treasury Institutional Fund

                                                                        Treasurer's Trust
                                                                ---------------------------------
                                                                 Fiscal Year       Fiscal Year
                                                                    Ended             Ended
                                                                May 31, 2000     May 31, 1999(a)
                                                                ------------     ---------------
Net asset value, beginning of period........................       $1.0000            $1.0000
                                                                   -------            -------
Net investment income from investment operations............         .0512              .0245
Less dividends from net investment income...................        (.0512)            (.0245)
                                                                   -------            -------
Net asset value, end of period..............................       $1.0000            $1.0000
                                                                   =======            =======
Total Return................................................         5.12%              4.03%(b)
Ratios/Supplemental Data
Net assets end of period (millions).........................       $  19.9            $  15.7
Ratio of expenses to average net assets.....................          .60%               .60%(b,c)
Ratio of net investment income to average net assets........         4.50%(c)           3.66%(b,c)

--------------------------

                  (a)   From October 21, 1998 (Commencement of Operations) to
                        May 31, 1999.
                  (b)   Annualized.
                  (c)   During the years ended May 31, 1999 and May 31, 2000, RMCI voluntarily waived a portion of its fees. Due to the
                        voluntary waiver of certain expenses by RMCI, the net
                        expense ratio and net investment income for the years ended
                        May 31, 1999 and May 31, 2000, amounted to .24% and .20%,
                        respectively and 4.02% and 4.90%, respectively.

financial highlights

Interstate Tax-Exempt Institutional Fund

                                                          Class A             Class B                Treasurer's Trust
                                                  -----------------------    ----------    --------------------------------------
                                                  Fiscal Year     Period       Period      Fiscal Year    Fiscal Year     Period
                                                     Ended        Ended        Ended          Ended          Ended        Ended
                                                    May 31,      May 31,      May 31,        May 31,        May 31,      May 31,
                                                     2000        1999(a)      1999(d)         2000           1999        1998(b)
                                                     ----        -------      -------         ----           ----        -------
Net asset value, beginning of period..........      $1.0000      $1.0000      $1.0000        $1.0000        $1.0000      $1.0000
                                                    -------      -------      -------        -------        -------      -------
Net investment income form investment
  operations..................................        .0353        .0175        .0101          .0320          .0284        .0018
Less dividends from net investment income.....       (.0353)      (.0175)      (.0101)        (.0320)        (.0284)      (.0018)
                                                    -------      -------      -------        -------        -------      -------
Net asset value, end of period................      $1.0000      $1.0000      $1.0000        $1.0000        $1.0000      $1.0000
                                                    =======      =======      =======        =======        =======      =======
Total Return..................................        3.53%        3.06%(c)     3.12%(c)       3.20%          2.84%        3.39%(c)
Ratios/Supplemental Data
Net assets end of period (millions)...........      $  48.4      $  11.2           --        $  16.3        $  23.7      $  14.0
Ratio of expenses to average net assets.......         .25%         .25%(c)      .45%(c)        .60%(e)        .60%         .60%(c)
Ratio of net investment income to average net
  assets......................................        3.71%        3.13%(c)     3.04%(c)       3.01%(e)       2.79%        3.33%(c)

--------------------------

                  (a)   From November 3, 1998 (Commencement of Operations) to
                        May 31, 1999.
                  (b)   From May 13, 1998 (Commencement of Operations) to May 31,
                        1998.
                  (c)   Annualized.
                  (d)   From August 4, 1998 (Commencement of Operations) to
                        December 31, 1998 (the final redemption of all outstanding shares).
                  (e)   During the year ended May 31, 2000, RMCI voluntarily waived a portion of its fee. Due to the voluntary waiver of certain expenses by RMCI, the net expense ratio and net investment income amounted to .53% and 3.08%.

                               ------------------

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and, if given or made, such information or representations must not be relied upon. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

                                ---------------

This Prospectus contains the information about each Fund which a prospective investor should know before investing.

The Statement of Additional Information ("SAI") contains additional and more detailed information about the Funds, and is considered part of this Prospectus. Our Annual and Semi-Annual Reports list the holdings in each Fund, describe Fund performance, include financial statements for the Funds, and discuss market conditions and strategies that significantly affected the Funds' performance.

These documents may be obtained without charge by writing or calling The Reserve Funds at 800-637-1700. You can download the documents from the Edgar database of the SEC's web site
(http://www.sec.gov) or you can obtain copies by visiting the SEC's Public Reference Room in Washington, DC (1-202-942-8090) or by electronic mail request at publicinfo@sec.gov or by sending your request and duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

                    INVESTORS ARE ADVISED TO READ AND RETAIN
                     THIS PROSPECTUS FOR FUTURE REFERENCE.

An ICD Money Market Account is a cash management service offered by The Reserve Funds through International Corporate Development, Inc. Shares offered are of The Reserve Funds. To purchase shares of the Funds, please call ICD at (877) 811-7153.

[LOGO]
INTERNATIONAL CORPORATE DEVELOPMENT INC.
877-811-7153
www.icdinvestmentbanking.com

Distributor--Resrv Partners, Inc.
RIT-07/00 ICD

SEC File Number
Reserve Institutional Trust
811-3141

   [LOGO]

   Primary Institutional Fund
   U.S. Government Institutional Fund
   U.S. Treasury Institutional Fund
   Interstate Tax-Exempt Institutional Fund

   OFFERED BY THE RESERVE FUNDS

                                               Prospectus
                                               July 31, 2000